SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20509

                                   FORM 8-K

                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                January 3, 2007
                                ---------------
                                Date of Report
                      (Date of Earliest Event Reported)

                               GeNOsys, INC.
                               -------------
            (Exact Name of Registrant as Specified in its Charter)

      Utah                       000-49817               87-0671592
      ----                       ---------              ----------
(State or other juris-      (Commission File No.)      (IRS Employer
diction of incorporation)                                I.D. No.)


                           280 West Riverpark Drive
                              Provo, Utah 84604
                              -----------------
                   (Address of Principal Executive Offices)

                                (801) 623-4751
                                --------------
                                 Telephone No.


                                    N/A
                                    ---
                (Former Address if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




     Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Effective as of January 3, 2007, Michael J. Holman resigned as the Company's Chief Financial Officer. There were no disagreements with us and Mr. Holman regarding his service as our Chief Financial Officer or his resignation from this position, and we are seeking to engage another Chief Financial Officer as soon as possible.

                                Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.



                               GENOSYS, INC.


Date: 2/14/07                   /s/ John W.R. Miller
      -------                  ------------------------------
                               John W.R. Miller
                               President and Director